                               BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Robert J. Greenebaum, Director
Robert M. Inman, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

                                    OFFICERS

Kenneth V. Penland, Chairman
Charles H. Anderson, President
John R. Cormey, Vice President
Varilyn K. Schock, Vice President
W. Bruce McConnel, III, Secretary
Steven G. Wine, Treasurer

INVESTMENT ADVISOR

Denver Investment Advisors, LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

SHAREHOLDER RELATIONS

Margaret R. Jurado
(800) 624-4190 (303) 312-5100

CUSTODIAN

First Interstate Bank of Denver, N.A.
633 17th Street
Denver, CO 80202

FUND ADMINISTRATOR

American Data Services, Inc.
755 New York Avenue
Huntington, NY 11743

TRANSFER AGENT
DIVIDEND REINVESTMENT PLAN AGENT
(QUESTIONS REGARDING YOUR ACCOUNT)
Chemical Mellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 288-9541

                                NYSE Symbol--BLU

                  [LOGO OF BLUE CHIP VALUE FUND APPEARS HERE]


                  [LOGO OF BLUE CHIP VALUE FUND APPEARS HERE]


                                     ANNUAL
                             REPORT TO STOCKHOLDERS


                               DECEMBER 31, 1995

Dear Fellow Stockholder,

 In 1995, equity investors enjoyed one of the most powerful stock market ad-vances in history, and we are pleased to report that Blue Chip Value Fund in-vestors fared better. The broad market as represented by the S&P 500 index rose 37.6%. Blue Chip Value Fund's underlying net asset value increased 38.1% and, as the discount between net asset value and stock price narrowed during the year, the return on Blue Chip stock including distributions was 41.6%. Blue Chip Value Fund was also listed in the Wall Street Journal recently as one of the Top 15 Performers among 155 Closed-End Equity funds for 12 months ending in November according to Lipper Analytical Services, Inc.

-------------------------------------------------------------------------------
                                  PERFORMANCE
-------------------------------------------------------------------------------

                                                                         YTD
                                                                        TOTAL
                                        12/31/94  12/31/95  DIVIDENDS RETURN(1)
  Blue Chip
  Value Fund                              $6.98     $8.47     $1.08    +38.1%
  (Net Asset Value)
  S&P 500                               $459.27   $636.02    $14.35    +37.6%
  Blue Chip
  Value Fund                             $6.125    $7.625     $1.08    +41.6%
  (Common Stock)
  Market Price Premium/Discount to Net
  Asset Value                             -12.3%    -10.0%

-------------------------------------------------------------------------------
 (1) Assumes reinvestment of dividends
-------------------------------------------------------------------------------

 While 1995 was a banner year in the financial markets and widely followed in the media from a variety of angles, a few "banners" about the year come to mind that appear to have received less attention:

"LONG TERM INVESTORS BEAT MARKET FORECASTERS AGAIN!"

 At the beginning of the year, most professional market forecasters were con-cerned or cautious about the stock market's direction. As is often the case, by the time these views change, long term investors have already benefited from the market's advance.

"BLUE CHIP COMPANIES REVEAL THEIR STRENGTHS"

 Financial theorists would advise that in a strong bull market, stocks of small companies will provide the best returns. In 1995, America's large, es-tablished companies snubbed the theorists. As a group, small stocks provided only three-fourths the return of their larger brethren. "Blue Chip" companies, often global leaders in their industries, continued to capitalize on a rela-tively low dollar, deployed their considerable resources to further expand overseas markets, and continued benefiting from years of streamlining costs. The result is often surprising levels of cash flow and corporate profitabili-ty. Compared to small stocks, the large size and generally more reliable prof-itability of Blue Chip companies involves lower risk for the investor, yet in-vestors in Blue Chip stocks received higher returns.

"HIGH-TECH HOOPLA OVERLOOKS THE BENEFITS OF DIVERSIFIED PORTFOLIOS"

 High-technology stocks garnered the most attention in 1995 and in many cases recorded high double-digit (and sometimes triple-digit) returns. News reports abounded of mutual fund portfolios having 30% to 70% of their holdings in technology stocks. The surge toward technology stocks appeared to overlook two important points: 1) greater industry concentration in a portfolio increases risk, and 2) attractive returns were achievable in a variety of industries.

 We can gain some insight into risk resulting from industry concentration by comparing two stock market indices. Among well-known indices, the NASDAQ Com-posite* typically has the highest weight in technology stocks--currently ap-proximately 40% of the index. The S&P 500 is broadly diversified among indus-tries. Over the last 15 years, the average annual return excluding dividends was 13.2% for the NASDAQ Composite compared to 11.4% for the S&P 500, or an extra return of 16% on average for the NASDAQ. However, this extra return from the technology-concentrated NASDAQ involved an increase in the fluctuation of returns, or level of risk, of 50%. Both diversified and concentrated portfo-lios can achieve attractive returns, but it's important for investors to real-ize that concentrated portfolios typically involve substantially higher risk. (Note: reinvesting dividends from S&P 500 stocks would have produced an aver-age annual return for the period of 15.6%; dividend information on the NASDAQ is unavailable.)

 The Board of Directors has approved a change in a non-fundamental investment policy allowing the Fund to invest in approximately fifty stocks. Formerly, the Fund was required to invest in exactly fifty stocks. Blue Chip Value Fund continues to hold a diversified portfolio of stocks spanning five economic sectors and typically over 30 industries. The ten best performing stocks for the year represented nine different industries and, in tribute to the bull market's strong advance, all gained over 65%. Medical device manufacturer Medtronic topped off the list with a gain of 101%. The Fund's highest-perform-ing stocks also included McDonnell Douglas, 97%, Bank of Boston, 85%, Computer Associates, 77%, and Chemical Bank, 71%.

 While we are pleased with Blue Chip Value Fund's returns in 1995, we continue to be focused on the basics: identifying undervalued stocks of companies with solid or improving businesses, researching ways to improve our investment process, and providing good service to shareholders.

OUTLOOK

 As the new year unfolds, many of the same themes that produced attractive fi-nancial markets last year still hold true. The United States continues to en-joy historically low interest rates and inflation. Some concern has risen about low grain stockpiles and higher food prices down the road, but the price of oil (even with a recent short-lived increase) and other commodity prices do not suggest inflationary concerns. Evidence of some slowing in demand for goods at home and abroad will keep investors' attention on individual company's profits, and on Federal Reserve policy to keep the economy on a mod-est growth track.

 It might seem that the market's strong advance would have produced an over-valued stock market. While valuation of the market measured by price-to-earn-ings ratio is toward the high end of historical ranges, continuing stable or lower interest rates and inflation as well as reasonable corporate profit growth can provide attractive equity returns going forward.

 As the Federal Government periodically faces a budget stalemate, the moves toward reduced bureaucracy, a more streamlined government, and deficit reduc-tion are favorable for investors. Lastly, a reduction in the capital gains tax rate or some version of a flat tax would further improve the investment out-look and would likely treat investors well. With this backdrop, we remain con-structive and reasonably optimistic about the outlook for equities.

 We appreciate your continuing interest in Blue Chip Value Fund.

                                            Sincerely,


[SIGNATURE OF VARILYN K. SCHOCK             [SIGNATURE OF KENNETH V. PENLAND
APPEARS HERE]                               APPEARS HERE]

Varilyn K.                                  Kenneth V. Penland, C.F.A. Chairman
Schock, C.F.A.
Portfolio Manager

* The NASDAQ Composite is an index of over 5,000 stocks that do not trade on the New York or American Stock Exchanges.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

 The Fund's Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in addi-tional shares of the Fund. A stockholder may also make additional cash invest-ments under the Plan. There is no service charge for participation.

 Dividends of a stockholder who joins the Plan are first applied, if possible, to acquire shares of the Fund's Common Stock in the open market at a price (plus commission) which is less than the net asset value per share most re-cently published by the Fund. If no shares, or insufficient shares, are avail-able at less than net asset value per share, any remaining balance will be used to acquire shares from the Fund at net asset value.

 Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value (without regard to net asset value) per share.

 A stockholder may join the Plan by sending an Enrollment Form to the Plan Agent at the address listed below.

 The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be with-held) on dividends or distributions, even though the stockholder does not re-ceive the cash. Participants must maintain at least 50 shares in the Plan at all times.

 A stockholder may elect to withdraw from the Plan at any time on 15-days' prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin it in the future.

 The Fund may amend the Plan at any time upon 30-days prior notice to partici-pants.

 Additional information about the Plan may be obtained from Blue Chip Value Fund, 1225 17th Street, 26th Floor, Denver, CO 80202; telephone (800) 624-4190.

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Blue Chip Value Fund, Inc.

 We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements, se-lected per share data and ratios are the responsibility of the Fund's manage-ment. Our responsibility is to express an opinion on these financial state-ments and selected per share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, selected per share data and ratios are free of material misstatement. An audit includes ex-amining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and selected per share data and ra-tios referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                              [SIGNATURE OF ERNST & YOUNG LLP APPEARS HERE]

January 12, 1996

BLUE CHIP VALUE FUND, INC.
STATEMENT OF ASSETS AND
LIABILITIES

December 31, 1995

ASSETS
Investments in common stock at market value (identified cost--
 $76,298,454).................................................... $102,409,972
Short-term investments...........................................    1,304,550
                                                                  ------------
  TOTAL INVESTMENTS..............................................  103,714,522
Dividends and interest receivable................................      152,879
Other assets.....................................................        9,156
                                                                  ------------
  TOTAL ASSETS...................................................  103,876,557

LIABILITIES

Dividends payable................................................   10,851,221
Accrued liabilities..............................................      138,697
                                                                  ------------
  TOTAL LIABILITIES..............................................   10,989,918
                                                                  ------------
NET ASSETS (equivalent to $8.47 per share based on 10,960,829 shares of common stock outstanding) (Note 4).................... $ 92,886,639
                                                                  ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF OPERATIONS

Year ended December 31, 1995

INVESTMENT INCOME

 Dividends..............................................  $2,330,385
 Interest...............................................      89,596
                                                          ----------
  TOTAL INCOME..........................................             $ 2,419,981
 Expenses
  Investment advisory fee (Note 3)......................     587,436
  Administrative services fee (Note 3)..................      94,708
  Transfer agent fees...................................      90,633
  Shareholder reporting.................................      68,151
  Legal fees............................................      54,177
  Insurance and fidelity bond...........................      37,831
  Directors' fees.......................................      32,000
  Audit fees............................................      27,000
  Custodian fees (Note 3)...............................       9,600
  Other.................................................      26,036
                                                          ----------
  TOTAL EXPENSES........................................               1,027,572
                                                                     -----------
    NET INVESTMENT INCOME.................................             1,392,409
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments.......................              10,375,111
 Change in unrealized appreciation of investments for
  the year..............................................              16,465,643
                                                                     -----------
  NET GAIN ON INVESTMENTS...............................              26,840,754
                                                                     -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..             $28,233,163
                                                                     ===========

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED DECEMBER 31
                                                          1995         1994
                                                      ------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income..............................  $  1,392,409  $ 1,210,804
 Net realized gain from securities transactions.....    10,375,111    4,203,368
 Net change in unrealized appreciation of
  investments during the year.......................    16,465,643   (5,476,434)
                                                      ------------  -----------
Net increase (decrease) in net assets resulting from
 operations.........................................    28,233,163      (62,262)
Distributions to shareholders from:
 Net investment income..............................    (1,392,409)  (1,210,804)
 Net realized gain on investments...................   (10,375,111)  (4,203,368)
 Tax return of capital..............................       (70,177)  (2,806,450)
                                                      ------------  -----------
                                                       (11,837,697)  (8,220,622)
Increase in net assets from capital share
 transactions:
 Net asset value of common stock issued to
  shareholders from reinvestment of dividends (0 and
  66,275 shares issued for the years ended December
  31, 1995 and 1994, respectively)..................            --      520,034
 Capital contribution by investment advisor
    (Note 4)........................................            --       85,717
                                                      ------------  -----------
                                                                --      605,751
                                                      ------------  -----------
Net increase (decrease) in net assets...............    16,395,466   (7,677,133)
Net assets:
 Beginning of year..................................    76,491,173   84,168,306
                                                      ------------  -----------
 End of year
  ($-0- undistributed net investment income at
  December 31, 1995 and 1994).......................  $ 92,886,639  $76,491,173
                                                      ============  ===========

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
SELECTED PER SHARE DATA AND RATIOS

                                              YEAR ENDED DECEMBER 31
                                        --------------------------------------
                                         1995    1994    1993    1992    1991
                                        ------  ------  ------  ------  ------
PER SHARE DATA:
Investment income.....................  $  .22  $  .20  $  .30  $  .23  $  .26
Expenses..............................    (.09)   (.09)   (.10)   (.11)   (.13)
                                        ------  ------  ------  ------  ------
Net investment income.................     .13     .11     .20     .12     .13
Distributions from net investment
 income...............................    (.13)   (.11)   (.20)   (.12)   (.13)
Net gain (loss) on securities.........    2.45    (.11)    .72    (.08)   2.22
Distributions from realized gains.....    (.95)   (.38)   (.14)   (.00)   (.00)
Distributions in excess of net
 realized gains.......................    (.00)   (.00)   (.41)   (.48)   (.78)
Tax return of capital.................    (.01)   (.26)   (.07)   (.17)   (.05)
                                        ------  ------  ------  ------  ------
Net increase (decrease) in net asset
 value................................    1.49    (.75)    .10    (.73)   1.39
Net asset value:
 Beginning of year....................    6.98    7.73    7.63    8.36    6.97
                                        ------  ------  ------  ------  ------
 End of year..........................  $ 8.47  $ 6.98  $ 7.73  $ 7.63  $ 8.36
                                        ======  ======  ======  ======  ======
Per share market value, end of
 period...............................  $7.625  $6.125  $7.875  $ 7.75  $7.625
Total investment return...............    41.6% (13.2)%   12.5%   12.4%   44.9%

RATIOS:
Ratio of expenses (excluding interest)
 to average net assets................    1.15%   1.22%   1.27%   1.27%   1.31%
Ratio of expenses to average net
 assets...............................    1.15%   1.22%   1.28%   1.42%   1.63%
Ratio of net investment income to
 average net assets...................    1.55%   1.46%   2.55%   1.57%   1.66%
Portfolio turnover rate*..............   50.84%  62.77%  56.11% 118.24% 118.87%
Number of shares outstanding at end of
 year (in thousands)..................  10,961  10,961  10,895   9,488   9,362


* A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term invest-ments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.

See accompanying notes.

               BLUE CHIP VALUE FUND, INC. SCHEDULE OF INVESTMENTS

                               December  31, 1995

                                                                       MARKET
COMMON                                             SHARES    COST      VALUE
STOCKS:                                            ------ ========== ----------
INTERMEDIATE GOODS & SERVICES
AIRLINES -- 1.7%
Delta Air Lines, Inc.............................. 21,820  1,610,316  1,611,952
ALUMINUM -- 2.0%
Aluminum Co. of America........................... 35,000  1,488,375  1,850,625
OIL -- INTEGRATED INTERNATIONAL -- 4.5%
Exxon Corp........................................ 26,540  1,944,957  2,126,517
Mobil Corp........................................ 17,760  1,252,968  1,989,120
                                                          ---------- ----------
                                                           3,197,925  4,115,637
OIL -- INTEGRATED DOMESTIC -- 2.1%
Occidental Petroleum Corp......................... 92,190  1,963,481  1,970,561
MAJOR CHEMICALS -- 4.4%
Eastman Chemical Co............................... 30,400  1,608,572  1,903,800
Hercules, Inc..................................... 38,940  1,031,143  2,195,243
                                                          ---------- ----------
                                                           2,639,715  4,099,043
CHEMICALS --  DIVERSIFIED -- 2.0%
PPG Industries, Inc............................... 39,830  1,363,313  1,822,223
PHOTOGRAPHY/IMAGING -- 2.2%
Eastman Kodak Co.................................. 30,900  1,589,072  2,070,300
MISCELLANEOUS -- 4.3%
Harris Corp....................................... 34,160  1,593,591  1,865,990
Loews Corp........................................ 26,960  1,636,013  2,112,990
                                                          ---------- ----------
                                                           3,229,604  3,978,980
PAPER & FOREST PRODUCTS -- 2.0%
Boise Cascade Corp................................ 54,380  1,615,375  1,882,906
CAPITAL GOODS
COMPUTER SOFTWARE AND SERVICES -- 2.6%
Computer Associates Int'l, Inc.................... 42,945 $1,189,061 $2,442,497
COMPUTER SYSTEMS -- 2.0%
Int'l Business Machines Corp...................... 20,250  1,409,916  1,857,938
OFFICE EQUIPMENT & SUPPLIES -- 2.2%
Xerox Corp........................................ 15,100  1,499,622  2,068,700

                                                                       MARKET
COMMON                                             SHARES    COST      VALUE
STOCKS:                                            ------ ========== ----------
AEROSPACE/DEFENSE -- 4.8%
McDonnell Douglas Corp...........................  27,390 $  696,738 $2,519,880
United Technologies Corp.........................  20,530  1,617,764  1,947,784
                                                          ---------- ----------
                                                           2,314,502  4,467,664
CONSUMER CYCLICALS
ENTERTAINMENT -- 2.2%
Carnival Corp....................................  83,310  1,956,520  2,030,681
HOME BUILDING -- 0.3%
Castle & Cooke Inc. (spin-off from Dole Foods)*..  18,953    288,797    317,463
HOTELS/MOTELS -- 2.2%
Marriott International Inc.......................  52,450  1,973,456  2,006,213
HOUSEWARES -- 1.8%
Premark International, Inc.......................  33,850  1,239,435  1,713,656
HARDWARE & TOOLS -- 2.4%
Black & Decker Corp..............................  63,560  1,380,809  2,240,490
PUBLISHING -- 2.4%
Reader's Digest
 Assn. -- Cl A...................................  42,990  1,809,762  2,203,238
RETAIL STORES -- GENERAL MERCHANDISE CHAINS -- 2.3%
Sears Roebuck & Co...............................  54,170  1,459,915  2,112,630
RETAIL STORES --  SPECIALTY -- 2.0%
Circuit City Stores, Inc.........................  65,580  1,477,780  1,811,648

CONSUMER STAPLES
HEALTH CARE--DIVERSIFIED -- 2.4%
Bristol Myers Squibb.............................  25,420  1,477,174  2,182,943
HEALTH CARE -- HEALTH MAINTENANCE
  ORGANIZATION -- 2.7%
U S HealthCare Inc...............................  54,485  1,375,287  2,533,553
DRUGS -- 5.0%
Pfizer, Inc......................................  39,300  1,248,325  2,475,900
Schering-Plough Corp.............................  40,440    910,911  2,214,090
                                                          ---------- ----------
                                                           2,159,236  4,689,990
MEDICAL PRODUCTS & SUPPLIES -- 2.2%
Medtronic, Inc...................................  37,200    710,911  2,078,550
BEVERAGES -- SOFT DRINKS -- 2.1%
PepsiCo, Inc.....................................  35,350  1,618,514  1,975,181

* Denotes a non-income producing security.

                               December 31, 1995

                                                                        MARKET
COMMON                                                SHARES   COST      VALUE
STOCKS:                                               ------ --------- ---------
FOODS -- 6.0%
Hormel Foods Corp.................................... 70,330 1,853,141 1,731,876
Dole Food Co. Inc.................................... 56,860 1,672,166 1,990,100
IBP, Inc............................................. 37,100   946,792 1,873,550
                                                             --------- ---------
                                                             4,472,099 5,595,526
RETAIL STORES -- FOOD CHAINS -- 2.1%
Giant Food Inc. Cl A................................. 60,860 1,965,223 1,917,090
RETAIL STORES -- DRUG STORES -- 2.5%
Rite Aid Corp........................................ 68,000 1,582,907 2,329,000
TOBACCO -- 4.5%
Philip Morris Cos., Inc.............................. 25,920 1,541,825 2,345,760
UST Inc.............................................. 53,870 1,644,981 1,797,911
                                                             --------- ---------
                                                             3,186,806 4,143,671
CREDIT SENSITIVE
INVESTMENT BANKING/
 BROKERAGE -- 2.7%
Travelers Group Inc.................................. 39,740 1,896,064 2,498,652
MAJOR REGIONAL BANKS -- 8.6%
Bank of Boston Corp.................................. 40,250 1,025,409 1,861,563
Bank of New York Co., Inc............................ 41,400 1,244,070 2,018,250
CoreState Financial Corp............................. 53,600 1,850,560 2,030,100
First Union Corp. (NC)............................... 37,630 1,953,938 2,093,169
                                                             --------- ---------
                                                             6,073,977 8,003,082
TELECOMMUNICATIONS -- 2.5%
Sprint Corp.......................................... 57,700 1,962,758 2,300,787
MONEY CENTER BANKS -- 2.0%
Chemical Banking Corp................................ 30,700 1,113,799 1,803,625

                                                                    MARKET
COMMON                                        SHARES     COST       VALUE
STOCKS:                                       ------- ---------- ------------
PROPERTY/CASUALTY INSURANCE -- 2.0%
USF&G Corp................................... 109,630  1,462,622    1,850,006
ELECTRIC COMPANIES -- 8.2%
General Public Utilities.....................  56,870  1,507,736    1,933,580
Central & South West Corp....................  67,130  1,643,016    1,871,249
Ohio Edison Co...............................  86,800  1,794,503    2,039,800
SCE Corp.....................................  99,930  1,641,350    1,773,757
                                                      ---------- ------------
                                                       6,586,605    7,618,386
NATURAL GAS -- 2.4%
Coastal Corp.................................  59,460  1,957,721    2,214,885
                                                      ---------- ------------
  TOTAL
   INVESTMENT IN COMMON STOCKS -- 110.3%.....         76,298,454  102,409,972
MONEY MARKET FUND -- 1.4%....................                       1,304,550
                                                                 ------------
  TOTAL INVESTMENTS -- 111.7%................                     103,714,522
Liabilities, less cash, receivables, and
 other assets: (11.7%).......................                     (10,827,883)
                                                                 ------------
  NET ASSETS -- 100%.........................                    $ 92,886,639
                                                                 ============

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
BLUE CHIP VALUE FUND, INC.

December 31, 1995

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management in-vestment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS--Each investment security is valued at the latest sale price at year end reported by the pricing service used by the Fund Administra-tor. Short-term investments are valued at cost, which approximates market val-ue.

FEDERAL INCOME TAXES--The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes.

INVESTMENT TRANSACTIONS--Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions are classified to conform with the tax re-porting requirements of the Internal Revenue Code. Distributions attributable to current period realized gains from securities transactions which are offset by the existence of loss carryovers from prior years are taxable to the recip-ient as ordinary income and reported as distributions in excess of realized gains. Tax returns of capital represent distributions in excess of current and accumulated earnings and profits.

2. PURCHASE AND SALE OF INVESTMENTS

The cost of investment securities purchased and proceeds from sales of securi-ties (excluding short-term investments) aggregated $45,318,916 and $49,985,651, respectively, for the year. At December 31, 1995, gross unrealized depreciation of investments was $169,397 and gross unrealized ap-preciation of investments was $26,280,915.

3. INVESTMENT ADVISORY, ADMINISTRATIVE, AND CUSTODIAL SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors, LLC (the "Advisor"), whereby a management fee is paid to the Advisor based on an annual rate of .65% of the Fund's average weekly net assets up to $100,000,000 and .50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers and directors of the Advisor.

The Fund has an Administrative Agreement with American Data Services, Inc. The administrative services fee is based on an annual rate of .10% of the Fund's average weekly net assets up to $75,000,000, .05% of the Fund's average weekly net assets between $75,000,000 and $125,000,000, and .03% of the Fund's average weekly net assets in excess of $125,000,000, with a $7,463 per month minimum. The administrative services fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week.

First Interstate Bank of Denver, N.A., serves as custodian for the Fund. Cus-todian fees totaled $9,600 during 1995.

4. CAPITAL TRANSACTIONS

As of December 31, 1995, there were 100,000,000 shares of $.01 par value com-mon stock authorized. Capital paid-in, net of the cost of shares repurchased, aggregated $66,775,121.

The Fund invested in an affiliated company during 1994. The Advisor immedi-ately sold the affiliated security upon the realization that the purchase was not in accordance with the provisions of the Investment Company Act of 1940. The Advisor reimbursed the Fund through a capital contribution of $85,717 for the realized loss incurred from the transaction.

5. MEETINGS OF STOCKHOLDERS

A Special Meeting of Stockholders of the Fund (the "Special Meeting") was held on February 8, 1995 pursuant to notice given to all stockholders of record at the close of business on December 30, 1994. At the Special Meeting stockhold-ers were asked to approve an Investment Advisory Agreement with Denver Invest-ment Advisors LLC. At the Special Meeting, the number of shares voted for the proposal was 8,291,707, the number of shares voting against the proposal was 250,050, and the number of shares abstaining was 310,225.

The Annual Meeting of Stockholders of the Fund (the "Annual Meeting") was held on May 10, 1995 pursuant to notice given to all stockholders of record at the close of business on March 15, 1995. At the Annual Meeting stockholders were asked to: elect one Class I director, Robert J. Greenebaum, to serve until the 1998 Annual Meeting; and ratify the appointment by the Board of Directors of Ernst & Young LLP as the Fund's independent auditors for the fiscal year end-ing December 31, 1995. At the Annual Meeting, the number of shares voting for the election of Robert J. Greenebaum was 9,425,340 and the number of shares withholding authority was 226,645. The name of each other director whose term of office continued after the Annual Meeting was: Robert M. Inman; Richard C. Schulte; Kenneth V. Penland; and Roberta M. Wilson. Additionally, at the An-nual Meeting, the number of shares voting for the ratification of the appoint-ment of Ernst & Young LLP as independent auditors was 9,421,301, the number of shares voting against ratification was 62,886 and the number of shares ab-staining was 167,798.